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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 22, 2001
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                                  LESCO, Inc.
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             (Exact name of registrant as specified in its charter)


Ohio                            0-13147                   34-0904517
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

                  15885 Sprague Rd., Strongsville, Ohio                    44136
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (440) 783-9250
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________________________________________________________________________________
         (Former name or former address, if changed since last report.)




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                                  LESCO, INC.
                           Current Report on Form 8-K

Item 5.     Other Events.
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      On August 22, 2001, the Board of Directors of LESCO, Inc., an Ohio
corporation (the "Company"), voted to redeem all of the rights (the "Rights") issued under the Company's shareholder rights plan. Pursuant to the shareholder rights plan, immediately upon that action by the Board of Directors, holders of Rights may no longer exercise those Rights and have only the right to receive the redemption price of $.01 per Right.

      The Rights are represented by the certificates for common shares of the Company and do not trade separately from the common shares. The redemption payment is payable in cash on September 10, 2001 to the persons who are holders of record of the Rights as of the close of business on August 24, 2001.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (a)   Financial Statements of Business Acquired

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.

      (c)   Exhibits

            99.1 Text of Press Release, dated as of August 22, 2001, issued by the Company

            99.2  Form of Notice of Redemption of Rights

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LESCO, INC.


                                   By: /s/ R. Breck Denny
                                       -----------------------------------
                                       R. Breck Denny, Vice President and
                                       Chief Financial Officer

Date:  August 23, 2001






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